INCOME TAXES (Details 1) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Deferred Tax Assets
Difference in depreciation, depletion, and capitalization methods - oil and natural gas properties	$ 529	$ 4,334
Accretion	80	0
Share-based compensation	584	0
Net operating losses - federal taxes	23,183	30,324
Net operating losses - state taxes	3,139	5,397
Total deferred tax asset	27,515	40,055
Less valuation allowance	(27,515)	(40,055)
Total deferred tax assets	$ 0	$ 0